                                                                   EXHIBIT 10.18

The Company hereby undertakes to provide to the Commission upon request, copies of any schedules and exhibits to this Mortgage Loan Warehouse Agreement dated November 22, 1994 between Carolina Investors, Inc., and First Union National Bank of North Carolina.

                              FOURTH AMENDMENT TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT

         FOURTH AMENDMENT TO MORTGAGE LOAN WAREHOUSING AGREEMENT (the "Amendment"), dated as of November 22, 1994, among CAROLINA INVESTORS, INC. ("Borrower"), EMERGENT FINANCIAL CORPORATION, EMERGENT GROUP, INC. and EMERGENT MORTGAGE CORP. (each, jointly and severally, a "Guarantor" and, collectively, the "Guarantors"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("Lender").

                              W I T N E S S E T H:

         WHEREAS, the Borrower and the Lender are parties to a Mortgage Loan Warehousing Agreement dated as of November 22, 1994, as previously amended by that certain letter agreement dated as of March 31, 1995, by that certain Second Amendment to Mortgage Loan Warehousing Agreement dated as of April 30, 1995 and by that certain Third Amendment to Mortgage Loan Warehousing Agreement dated as of October 20, 1995 (as so amended, the "Agreement"); and

         WHEREAS, the parties hereto wish to amend the Agreement as set forth below; and

         WHEREAS, subject to and upon the terms and conditions herein set forth, the Lender is willing to continue to make available to the Borrower the credit facilities provided for in the Agreement; and

         WHEREAS, a specific condition to the willingness of the Lender to continue to make available to the Borrower the credit facilities provided for in the Agreement, is the reaffirmation by each of the Guarantors of the Guaranty to which such Guarantor is a party; and

         WHEREAS, each of the Guarantors will derive a material benefit from the continued availability to the Borrower of the credit facilities provided for in the Agreement and therefore each of the Guarantors is willing to reaffirm the Guaranty to which such guarantor is a party;

         NOW, THEREFORE, in consideration of the premises and agreements contained herein, the parties hereto hereby agree as follows:

         1. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Agreement, as amended hereby.

         2.      Amendments to the Agreement.

         a. Paragraph 7(g) of the Agreement is hereby deleted in its entirety and replaced with the following:

         "7(g) Investments; Advances; Guaranties. Make or commit to make any advance, loan or extension of credit (other than Mortgage Loans made in the ordinary course of the Company's business) or capital contribution to, or purchase any stocks, bonds, notes, debenture or other securities of, or make any other investment in, or guaranty the indebtedness or obligations of any other Person, in excess of the level permitted in Paragraph 7(o) below; provided, however, that (i) the Company shall be permitted to guaranty the indebtedness or other obligations of the following two (2) Affiliates of the Company: (A) Premier Financial Services, Inc., and (B) The Loan Pro$, Inc., which may be incurred in the normal course of such Affiliates' business, so long as Emergent Financial Corporation remains the sole shareholder of Premier Financial Services, Inc. and continues to own at least eighty percent (80%) of the outstanding capital stock of The Loan Pro$, Inc., (ii) the Company shall be permitted to guaranty any indebtedness of EMC to the lenders party to the EMC Syndicated Facility thereunder pursuant to the Syndicated Guaranty, and (iii) the Company shall be permitted to make advances to EMC."

         b. Paragraph 7(m) of the Agreement is hereby deleted in its entirety and the following paragraph is substituted in lieu thereof:

                 "7(m) Minimum Book Net Worth. Permit its Book Net Worth as of the last day of any month to be less than the sum of (a) $9,000,000 plus (b) 100% of all capital contributions made to the Company after the date of the Mortgage Loan Warehousing Agreement which evidences the EMC Syndicated Facility."

         c. Paragraph 7(o) of the Agreement is hereby deleted in its entirety and the following paragraph is substituted in lieu thereof:

                 "7(o) Maximum Affiliate Receivables. Permit the amount of Affiliate Receivables from Affiliates other than EMC to exceed $30,000,000 at any time."

         d. Paragraph 7(p) which had been deleted in a previous amendment and not replaced is hereby replaced with the following provision:

                 "7(p) Percentage of Book Net Worth to Total Assets. Permit its Book Net Worth at any date to be less than six percent (6%) of its total assets as determined in accordance with GAAP."

         e. Paragraph 8(l) of the Agreement is hereby deleted and the following paragraph is substituted in lieu thereof:

                 "8(l) The principal amount of the Investor Obligations shall decline by more than twenty percent (20%) during any two (2) consecutive calendar month period."

         f. Paragraph 8(m) of the Agreement is hereby deleted in its entirety and the following paragraph is substituted in lieu thereof:

                 "8(m) An Event of Default shall occur under the EMC Syndicated Facility; or"

         g. The definitions of "Guaranty Obligations" and "Investor Obligations" contained in Paragraph 10 of the Agreement are hereby deleted and the following are substituted in lieu thereof:

                 "`Guaranty Obligations' shall mean any and all debts, obligations and liabilities of EMC (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished, increased, created or incurred), arising out of or related to the EMC Syndicated Facility or any of the agreements, documents and instruments executed in connection therewith."

                 "`Investor Obligations' shall mean those obligations of the Company to pay principal and interest to holders of the Company's Subordinated Debentures (Series S, Series T, Series W, Series U, Series V and Series A) and Floating Rate Senior Notes (Series 90, Series 91, Series 92, Series 93, Series 94, Series 95 and Series 96) each as listed on page 10 of that certain Prospectus of the Company dated March 1, 1995 describing the Series A Subordinated Debentures and the Series 96 Floating Rate Senior Notes, together with obligations of the Company to pay principal and interest to holders of any similar Subordinated Debentures or Floating Rate Senior Notes issued by the Company subsequent to the above Series."

         h. Paragraph 10 of the Agreement is hereby amended by deleting the definition of "EMC Facility".

         i. The following definitions are hereby added to Paragraph 10 of the Agreement as new definitions:

                 "`EMC Syndicated Facility' shall mean that certain revolving credit facility extended by certain lenders to EMC pursuant to the terms of that certain Mortgage Loan Warehousing Agreement dated as of ______________________, 19__ among EMC, the Lender in its capacity as administrative agent, the Lender in its capacity as collateral agent, and the lenders party thereto, and any and all agreements, documents and instruments executed in connection therewith, as any of such items may be amended, extended or replaced from time to time."

                 "`Syndicated Guaranty' shall mean that certain Guaranty of even date herewith executed and delivered by the Company to the Lender in its capacity as collateral agent for the lenders party to the EMC Syndicated Facility, pursuant to which the Company shall guaranty the payment and performance of the obligations thereunder."

         3. This Amendment shall become effective as of the date hereof, provided that the Agent shall have received the following items:

         (A) A copy of this Amendment executed by the Borrower, by each of the Guarantors and the Lender (whether such parties shall have signed the same or different copies);

         (B) A Reaffirmation of Guaranty (the "Reaffirmation") executed by each of the Guarantors in favor of the Lender; and

         (C) Resolutions of the Borrower and of each of the Guarantors authorizing (i) the execution of this Amendment, and (ii) in the case of the Guarantors, the Reaffirmation to which such Guarantor is a party.

         4. The Borrower hereby represents and warrants that as of the effective date hereof, there exists no Default or Event of Default under the Agreement and the Borrower has no claim or cause of action against the Lender arising out of or relating in any way to the Agreement (as amended hereby) or the other Credit Documents, and the Borrower hereby waives and releases any and all claims or causes of action which the Borrower may have as of the effective date hereof against the Lender arising out of or relating in any way to the Agreement (as amended hereby) or the other Credit Documents.

         5. This Amendment is limited and, except as set forth herein, shall not constitute a modification, acceptance or waiver of any provision of the Agreement, or any other document or instrument entered into in connection therewith.

         6. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. A complete set of counterparts shall be lodged with each of the Borrower and the Lender.

         7. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

         8. From and after the date hereof, all references in the Agreement, and any other document or instrument entered into in connection therewith, to the Agreement shall be deemed to be references to the Agreement as amended hereby.

         9. The Guarantors join in the execution and delivery of this Amendment to acknowledge and consent to the terms hereof and hereby reaffirm their obligations under the Guaranties.

         10. THE LENDER, THE GUARANTORS AND THE BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT ANY OF THEM MAY HAVE TO A TRAIL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AMENDMENT.

             [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and sealed as of the day and year first above written.

                                           CAROLINA INVESTORS, INC.,
         [CORPORATE SEAL]                  a South Carolina corporation

ATTEST:
By /s/ J. P. Cox                           By /s/ Keith B. Giddens
   ----------------------------------         -------------------------------------
Name J. Phil Cox                           Name Keith B. Giddens
     --------------------------------           -----------------------------------
Title Secretary                            Title Chief Executive Officer
      -------------------------------            ----------------------------------


                                           FIRST UNION NATIONAL BANK OF NORTH
         [CORPORATE SEAL]                  CAROLINA, a national banking association

ATTEST:
By                                         By
   ----------------------------------         -------------------------------------
Name                                       Name
     --------------------------------          ------------------------------------
Title                                      Title
      -------------------------------            ----------------------------------


                                           EMERGENT FINANCIAL CORPORATION, a
         [CORPORATE SEAL]                  South Carolina corporation, as a Guarantor

ATTEST:
By /s/ Kevin J. Mast                       By /s/ Keith B. Giddens
   ----------------------------------         -------------------------------------
Name Kevin J. Mast                         Name Keith B. Giddens
     --------------------------------           -----------------------------------
Title Treasurer                            Title President
      -------------------------------            ----------------------------------


                                           EMERGENT GROUP, INC., a South
         [CORPORATE SEAL]                  Carolina corporation, as a Guarantor

ATTEST:
By /s/ Kevin J. Mast                       By /s/ Keith B. Giddens
   ----------------------------------         -------------------------------------
Name Kevin J. Mast                         Name Keith B. Giddens
     --------------------------------           -----------------------------------
Title Treasurer                            Title Chief Executive Officer
      -------------------------------            ----------------------------------

                                           EMERGENT MORTGAGE CORP, a
         [CORPORATE SEAL]                  South Carolina corporation


ATTEST:
By /s/ J. P. Cox                           By /s/ Keith B. Giddens
   ----------------------------------         -------------------------------------
Name J. Phil Cox                           Name Keith B. Giddens
     --------------------------------           -----------------------------------
Title Secretary                            Title Chief Executive Officer
      -------------------------------            ----------------------------------


                             REAFFIRMATION OF GUARANTY            (CII Facility)


TO:      First Union National Bank of North Carolina
         One First Union Center
         301 South College Street,
         CORP-15, TW-19
         Charlotte, North Carolina 28288

         THIS REAFFIRMATION OF GUARANTY (this "Reaffirmation"), dated as of ____________________, 1996, is made by EMERGENT GROUP, INC., a South Carolina corporation ("Guarantor"), in favor of the "Lender" (as defined below) and is executed pursuant to the terms of that certain Fourth Amendment to Mortgage Loan Warehousing Agreement of even date herewith (the "Amendment") among Carolina Investors, Inc. ("Borrower") the Guarantor, Emergent Financial Corporation , Emergent Mortgage Corp. and First Union National Bank of North Carolina ("Lender") which Amendment amends that certain Mortgage Loan Warehousing Agreement dated as of November 22, 1994 among the Borrower, the Guarantors (other than Emergent Mortgage Corp.) and Lender, as previously amended by that certain letter agreement dated as of March 31, 1995 among the Borrower, the Guarantors (other than Emergent Mortgage Corp.) and the Lender, by that certain Second Amendment to Mortgage Loan Warehousing Agreement dated as of April 30, 1995 among the Borrower the Guarantors (other than Emergent Mortgage Corp.) and the Lender and by that certain Third Amendment to Mortgage Loan Warehousing Agreement dated as of October 20, 1995 among the Borrower, the Guarantors and the Lender (as so amended, the "Warehousing Agreement"). Capitalized terms used in this Reaffirmation and not otherwise defined herein shall have the meanings set forth in the Warehousing Agreement, as amended by the Amendment.

         Pursuant to the terms and conditions of the Warehousing Agreement, Guarantor executed a Guaranty dated as of November 22, 1994 in favor of the Lender, pursuant to which Guarantor agreed to guaranty the payment of the Obligations of Borrower to Lender.

         Lender has agreed to amend the Warehousing Agreement as set forth in the Amendment.

         A specific condition to the willingness of the Lender to enter into the Amendment and to continue to make available to Borrower the credit facilities provided for in the Warehousing Agreement, as so amended, is the reaffirmation of the terms of the Guaranty. Guarantor owns directly or indirectly 100% of the stock of the Borrower and thus will benefit from the continued availability to Borrower of the credit facilities provided for in the Warehousing Agreement.

         To induce the Lender to modify the terms of the Warehousing Agreement pursuant to the Amendment and to continue to make available to Borrower the credit facilities provided for the Warehousing Agreement, as so amended, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby reaffirms its obligations under the Guaranty and agrees that the Guaranty shall remain in full force and effect with respect to the Obligations.

         IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation under seal as of the date and year first written above.

                                                GUARANTOR

                                                EMERGENT GROUP, INC.,
    [CORPORATE SEAL]                            a South Carolina corporation

ATTEST:
Kevin J. Mast                                   By: /s/ Keith B. Giddens
- ------------------------                            -------------------------
Treasurer                                           COO and Exec V.P.

                      REAFFIRMATION OF GUARANTY                  (CII Facility)


TO:      First Union National Bank of North Carolina
         One First Union Center
         301 South College Street,
         CORP-15, TW-19
         Charlotte, North Carolina 28288

         THIS REAFFIRMATION OF GUARANTY (this "Reaffirmation"), dated as of ________________________,1996, is made by EMERGENT FINANCIAL CORPORATION, a South Carolina corporation ("Guarantor"), in favor of the "Lender" (as defined below) and is executed pursuant to the terms of that certain Fourth Amendment to Mortgage Loan Warehousing Agreement of even date herewith (the "Amendment") among Carolina Investors, Inc. ("Borrower") the Guarantor, Emergent Group, Inc., Emergent Mortgage Corp. and First Union National Bank of North Carolina ("Lender") which Amendment amends that certain Mortgage Loan Warehousing Agreement dated as of November 22, 1994 among the Borrower, the Guarantors (other than Emergent Mortgage Corp.) and Lender, as previously amended by that certain letter agreement dated as of March 31, 1995 among the Borrower, the Guarantors (other than Emergent Mortgage Corp.) and the Lender, by that certain Second Amendment to Mortgage Loan Warehousing Agreement dated as of April 30, 1995 among the Borrower the Guarantors (other than Emergent Mortgage Corp.) and the Lender and by that certain Third Amendment to Mortgage Loan Warehousing Agreement dated as of October 20, 1995 among the Borrower, the Guarantors and the Lender (as so amended, the "Warehousing Agreement"). Capitalized terms used in this Reaffirmation and not otherwise defined herein shall have the meanings set forth in the Warehousing Agreement, as amended by the Amendment.

         Pursuant to the terms and conditions of the Warehousing Agreement, Guarantor executed a Guaranty dated as of November 22, 1994 in favor of the Lender, pursuant to which Guarantor agreed to guaranty the payment of the Obligations of Borrower to Lender.

         Lender has agreed to amend the Warehousing Agreement as set forth in the Amendment.

         A specific condition to the willingness of the Lender to enter into the Amendment and to continue to make available to Borrower the credit facilities provided for in the Warehousing Agreement, as so amended, is the reaffirmation of the terms of the Guaranty. Guarantor owns directly or indirectly 100% of the stock of the Borrower and thus will benefit from the continued availability to Borrower of the credit facilities provided for in the Warehousing Agreement.

         To induce the Lender to modify the terms of the Warehousing Agreement pursuant to the Amendment and to continue to make available to Borrower the credit facilities provided for the Warehousing Agreement, as so amended, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby reaffirms its obligations under the Guaranty and agrees that the Guaranty shall remain in full force and effect with respect to the Obligations.

         IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation under seal as of the date and year first written above.

                                               GUARANTOR

                                               EMERGENT FINANCIAL CORPORATION,
         [CORPORATE SEAL]                      a South Carolina corporation

ATTEST:
Kevin J. Mast                                  By: /s/ Keith B. Giddens
- -----------------------                            ---------------------------
Treasurer                                          President

                              REAFFIRMATION OF GUARANTY           (CII Facility)

TO:      First Union National Bank of North Carolina
         One First Union Center
         301 South College Street,
         CORP-15, TW-19
         Charlotte, North Carolina 28288

         THIS REAFFIRMATION OF GUARANTY (this "Reaffirmation"), dated as of _______________________________, 1996, is made by EMERGENT MORTGAGE CORP., a
South Carolina corporation ("Guarantor"), in favor of the "Lender" (as defined below) and is executed pursuant to the terms of that certain Fourth Amendment to Mortgage Loan Warehousing Agreement of even date herewith (the "Amendment") among Carolina Investors, Inc. ("Borrower") the Guarantor, Emergent Financial Corporation , Emergent Group, Inc. and First Union National Bank of North Carolina ("Lender") which Amendment amends that certain Mortgage Loan Warehousing Agreement dated as of November 22, 1994 among the Borrower, the Guarantors (other than Guarantor) and Lender, as previously amended by that certain letter agreement dated as of March 31, 1995 among the Borrower, the Guarantors (other than Guarantor) and the Lender, by that certain Second Amendment to Mortgage Loan Warehousing Agreement dated as of April 30, 1995 among the Borrower the Guarantors (other than Guarantor) and the Lender and by that certain Third Amendment to Mortgage Loan Warehousing Agreement dated as of October 20, 1995 among the Borrower, the Guarantors and the Lender (as so amended, the "Warehousing Agreement"). Capitalized terms used in this Reaffirmation and not otherwise defined herein shall have the meanings set forth in the Warehousing Agreement, as amended by the Amendment.

         Pursuant to the terms and conditions of the Warehousing Agreement, Guarantor executed a Guaranty dated as of November 22, 1994 in favor of the Lender, pursuant to which Guarantor agreed to guaranty the payment of the Obligations of Borrower to Lender.

         Lender has agreed to amend the Warehousing Agreement as set forth in the Amendment.

         A specific condition to the willingness of the Lender to enter into the Amendment and to continue to make available to Borrower the credit facilities provided for in the Warehousing Agreement, as so amended, and for Lender to continue to make available to the Guarantor the credit facilities provided for in the EMC Warehousing Agreement (as defined in the Guaranty) is the reaffirmation of the terms of the Guaranty. Both 100% of the stock of the Guarantor and 100% of the stock of the Borrower are owned by Emergent Financial Corporation, and thus Guarantor will benefit from the continued availability to Borrower of the credit facilities provided for in the Warehousing Agreement and the continued availability to Guarantor of the credit facilities provided for in the EMC Warehousing Agreement.

         To induce the Lender to modify the terms of the Warehousing Agreement pursuant to the Amendment, to continue to make available to Borrower the credit facilities provided for the Warehousing Agreement, as so amended, and to continue to make available to Guarantor the credit facilities provided for in the EMC Warehousing Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby reaffirms its obligations under the Guaranty and agrees that the Guaranty shall remain in full force and effect with respect to the Obligations.

         IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation under seal as of the date and year first written above.

                                             GUARANTOR

                                             EMERGENT MORTGAGE CORP.,
         [CORPORATE SEAL]                    a South Carolina corporation

ATTEST:
 /s/ J. P. Cox                               By: /s/ Dennis Kanupp
- --------------------------                       -------------------------
Secretary                                        President